UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2023

TERADATA CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17095 Via Del Campo
San Diego, California 92127

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866) 548-8348

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

In its third quarter earnings release issued on November 6, 2023, Teradata Corporation ("Teradata" or the "Company") re-affirmed its 2023 Public Cloud ARR guidance range of 53% - 57% (the “Range”). On December 7, 2023, Teradata participated in the Barclays Global Technology Conference (the “Conference”). At the Conference, Claire Bramley, Teradata’s Chief Financial Officer, provided context for the Range by noting elongated deal cycles, including that a transaction in the low eight figures could potentially be pushed out to 2024, which could result in Teradata’s Public Cloud ARR for the 2023 fiscal year ending up in the low end of, or slightly below, the Range. A replay of the webcast of Teradata’s session at the Conference is posted on the Investor Relations page of Teradata’s website at investor.teradata.com. In addition, Teradata will post a transcript of its session at the Conference on its Investor Relations page as soon as it is available.

Teradata is not updating the 2023 financial guidance that it provided in connection with its 2023 third quarter earnings release (including Free Cash Flow, Total Revenue, Non-GAAP EPS, Public Cloud ARR, and Total ARR), but rather is providing the context provided with respect to the Range at the Conference in this Form 8-K. Teradata disclaims any intention or obligation to update or revise its prior guidance, whether as a result of new information, future events or otherwise except as required by law.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

This Current Report on Form 8-K contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about our industry, business, and future financial results. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including those discussed in our periodic reports filed with the SEC.

Item 9.01        Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADATA CORPORATION

Date: December 7, 2023	By:	/s/ Claire Bramley
Claire Bramley
Chief Financial Officer